Description of Business and Summary of Significant Accounting Policies - Other Long Term Assets of Continuing Operations (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other long-term assets:
Deferred software costs, net	$ 8,638	$ 17,685
Supplemental deferred compensation plan assets	15,580	13,892
Other	8,027	19,136
Total other long-term assets	$ 32,245	$ 50,713